HOTCHKIS AND WILEY FUNDS

      SUPPLEMENT TO PROSPECTUSES DATED AUGUST 28, 2004, AS SUPPLEMENTED

      The Hotchkis and Wiley Large Cap Value Fund and the Hotchkis and Wiley All Cap Value Fund (individually a "Fund" and collectively the "Funds") will limit investment by new investors effective July 1, 2005. Unless you fit into one of the investor categories described below, you may not invest in these Funds after the close of business on June 30, 2005. This is being done because the Funds are reaching their efficient sizes and the Trustees have determined that shareholders will be best served by limiting future growth.

       Effective July 1, 2005, you may purchase Fund shares through your existing Fund account and reinvest dividends and capital gains in the Fund if you are:

      * A current Fund shareholder; or
      * A participant in a retirement plan that offers the Fund as an investment option.

      New accounts may be opened in the LARGE CAP VALUE FUND only as follows:

      * Defined contribution plans may open new accounts.

      * If you purchase through an asset allocation program offered by certain broker-dealers who have selected the Fund as part of their discretionary model.

      The right to open new accounts in the Fund is limited to intermediaries who agree to restrict new accounts to the exceptions mentioned above. Institutions that maintain omnibus account arrangements are not allowed to purchase shares of the Funds in their omnibus accounts for clients who do not own shares as of June 30, 2005, except as noted above for the Large Cap Value Fund. Once an account is closed, new investments will not be accepted unless you are one of the types of investors listed above. Exchanges from other Hotchkis and Wiley Funds are not permitted after June 30, 2005, unless the exchange is being made into an existing Fund account. Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. The Funds may allow new investments into the Funds in certain other circumstances. The Funds may resume sales of shares to new investors at some future date, but have no present intention to do so.

      The ability to exchange among the Hotchkis and Wiley Funds is now very limited since all Funds, except Core Value, are closed or very limited as to the new accounts that may be opened.

May 25, 2005